ORCHID ISLAND CAPITAL ANNOUNCES

SEPTEMBER 2023 MONTHLY DIVIDEND AND

AUGUST 31, 2023 RMBS PORTFOLIO CHARACTERISTICS

●	September 2023 Monthly Dividend of $0.16 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of August 31, 2023
●	Next Dividend Announcement Expected October 11, 2023

Vero Beach, Fla., September 11, 2023 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of September 2023. The dividend of $0.16 per share will be paid October 27, 2023 to holders of record of the Company’s common stock on September 29, 2023, with an ex-dividend date of September 28, 2023. The Company plans on announcing its next common stock dividend on October 11, 2023.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 11, 2023, the Company had 52,121,160 shares of common stock outstanding. As of August 31, 2023, the Company had 52,106,160 shares of common stock outstanding. As of June 30, 2023, the Company had 43,896,709 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2023 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Jun 23 -
									Aug-23	Aug-23
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Sep)	in Sep)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 4.0	$377	$366	0.01%	$97.09	4.00%	4.54%	64	114	0.8%	0.8%	$6	$(6)
15yr 5.0 TBA	100,000	98,797	2.17%	98.80	5.00%	5.67%	10	166	n/a	n/a	1,290	(1,466)
15yr Total	100,377	99,163	2.18%	98.79	5.00%	5.66%	10	166	0.8%	0.8%	1,296	(1,472)
30yr 3.0	2,439,957	2,120,116	46.65%	86.89	3.00%	3.44%	28	327	6.7%	6.2%	69,945	(70,569)
30yr 3.5	200,480	182,750	4.02%	91.16	3.50%	4.04%	42	308	4.7%	6.6%	5,231	(5,273)
30yr 4.0	573,906	531,542	11.70%	92.62	4.00%	4.78%	19	339	5.9%	5.5%	13,645	(14,563)
30yr 4.5	351,118	333,748	7.34%	95.05	4.50%	5.45%	14	345	7.5%	6.9%	6,879	(7,541)
30yr 5.0	565,711	549,464	12.09%	97.13	5.00%	5.93%	12	347	8.0%	6.9%	10,657	(12,009)
30yr 5.5	276,535	274,660	6.04%	99.32	5.50%	6.42%	5	355	3.1%	3.2%	4,560	(5,398)
30yr 6.0	232,691	234,442	5.16%	100.75	6.00%	7.01%	6	350	6.1%	7.8%	3,009	(3,638)
30yr 6.5	196,037	199,884	4.40%	101.96	6.50%	7.40%	2	358	12.3%	n/a	2,068	(2,585)
30yr Total	4,836,435	4,426,606	97.41%	91.53	3.91%	4.56%	21	335	6.7%	6.2%	115,994	(121,576)
Total Pass Through RMBS	4,936,812	4,525,769	99.59%	91.67	3.93%	4.58%	21	332	6.7%	6.2%	117,290	(123,049)
Structured RMBS
IO 20yr 4.0	9,376	1,003	0.02%	10.70	4.00%	4.57%	140	93	7.1%	7.8%	5	(4)
IO 30yr 3.0	3,003	365	0.01%	12.17	3.00%	3.64%	103	246	0.7%	7.3%	(1)	-
IO 30yr 4.0	84,340	15,843	0.35%	18.78	4.00%	4.60%	108	243	4.9%	7.0%	(306)	232
IO 30yr 4.5	3,624	686	0.02%	18.93	4.50%	4.99%	158	188	7.9%	8.8%	(5)	3
IO 30yr 5.0	1,988	400	0.01%	20.11	5.00%	5.36%	158	190	14.3%	8.5%	(6)	4
IO Total	102,331	18,297	0.40%	17.88	4.01%	4.60%	114	226	5.2%	7.2%	(313)	234
IIO 30yr 4.0	28,890	313	0.01%	1.08	0.00%	4.40%	71	278	0.6%	0.5%	82	(70)
Total Structured RMBS	131,221	18,610	0.41%	14.18	3.13%	4.55%	104	238	4.2%	5.7%	(231)	164

Total Mortgage Assets	$5,068,033	$4,544,379	100.00%		3.91%	4.58%	23	329	6.7%	6.2%	$117,059	$(122,885)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
5-Year Treasury Future(2)	$(471,500)	Dec-23	$(9,668)	$9,445
10-Year Treasury Future(3)	(395,000)	Dec-23	(12,829)	12,454
10-Year Ultra Treasury Future(4)	(244,200)	Dec-23	(11,464)	10,920
Swaps	(2,326,500)	Nov-29	(59,796)	57,565
TBA	(350,000)	Sep-23	(9,694)	9,969
Swaptions	(1,000,000)	Dec-24	(1,822)	2,541
Hedge Total	$(4,787,200)		$(105,273)	$102,894
Rate Shock Grand Total			$11,786	$(19,991)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $106.92 at August 31, 2023. The market value of the short position was $504.1 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $111.03 at August 31, 2023. The market value of the short position was $438.6 million.
(4)	Ten-year Treasury Ultra futures contracts were valued at prices of $116.11 at August 31, 2023. The market value of the short position was $283.5 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of August 31, 2023
Fannie Mae	$3,018,946	66.4%
Freddie Mac	1,525,433	33.6%
Total Mortgage Assets	$4,544,379	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of August 31, 2023
Non-Whole Pool Assets	$145,213	3.2%
Whole Pool Assets	4,399,166	96.8%
Total Mortgage Assets	$4,544,379	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of August 31, 2023	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Bank, N.A.	$361,504	8.5%	5.48%	41	11/7/2023
Mirae Asset Securities (USA) Inc.	340,871	8.0%	5.43%	28	12/22/2023
ASL Capital Markets Inc.	328,989	7.7%	5.41%	19	9/29/2023
J.P. Morgan Securities LLC	328,646	7.7%	5.44%	14	9/14/2023
Mitsubishi UFJ Securities (USA), Inc	322,769	7.6%	5.45%	23	10/20/2023
RBC Capital Markets, LLC	298,148	7.0%	5.44%	16	9/18/2023
Citigroup Global Markets Inc	297,293	7.0%	5.45%	29	10/2/2023
Daiwa Securities America Inc.	234,371	5.5%	5.49%	47	10/17/2023
Marex Capital Markets Inc.	225,680	5.3%	5.43%	31	10/5/2023
ING Financial Markets LLC	222,891	5.2%	5.47%	21	9/21/2023
ABN AMRO Bank N.V.	211,135	4.9%	5.52%	75	11/14/2023
Cantor Fitzgerald & Co	208,925	4.9%	5.48%	43	10/16/2023
Banco Santander SA	190,030	4.4%	5.46%	23	10/5/2023
Merrill Lynch, Pierce, Fenner & Smith	178,530	4.2%	5.46%	16	10/25/2023
StoneX Financial Inc.	171,605	4.0%	5.43%	13	9/15/2023
Goldman, Sachs & Co	141,554	3.3%	5.44%	14	9/25/2023
South Street Securities, LLC	117,859	2.8%	5.36%	26	9/29/2023
Bank of Montreal	71,113	1.7%	5.46%	18	9/18/2023
Lucid Cash Fund USG LLC	10,707	0.3%	5.45%	14	9/14/2023
Lucid Prime Fund, LLC	8,699	0.2%	5.45%	14	9/14/2023
Total Borrowings	$4,271,319	100.0%	5.45%	28	12/22/2023

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400